SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



         Date of Report (Date of earliest event reported): May 16, 2002
                                                           ------------


                         Commission file number: 0-9831
                                                --------


                               LIZ CLAIBORNE, INC.
                -------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)


          Delaware                                           13-2842791
-----------------------------                        ---------------------------
      (State or other                                    (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



       1441 Broadway, New York, New York                          10018
-------------------------------------------------          ---------------------
    (Address of principal executive offices)                    (Zip Code)



                                 (212) 354-4900
                -------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



                                 NOT APPLICABLE
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 16, 2002, the Board of Directors of Liz Claiborne, Inc. (the "Company"), upon recommendation of the Audit Committee, made a determination not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Deloitte & Touche LLP to serve as the Company's independent public accountants for the fiscal year 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 29, 2001 and December 30, 2000 and the interim period between December 30, 2001 and the filing date of this Current Report on Form 8-K, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

During the fiscal years ended December 29, 2001 and December 30, 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    EXHIBIT    DESCRIPTION
    -------    -----------

      16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 16, 2002.

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LIZ CLAIBORNE, INC.


                  Dated: May 16, 2002       By:      /s/ Michael Scarpa
                                                     ------------------
                                            Name:    Michael Scarpa
                                            Title:   Chief Financial Officer

                                  EXHIBIT INDEX




    EXHIBIT    DESCRIPTION
    -------    -----------

      16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 15, 2002.

                                                                      Exhibit 16


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


May 16, 2002


Dear Sir/Madam:

We have read Item 4 of the Current Report on Form 8-K of Liz Claiborne, Inc. for the event which occurred on May 16, 2002 to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP


Copy to:
Mr. Michael Scarpa
Chief Financial Officer
Liz Claiborne, Inc.